Exhibit 10.2

PAN AMERICAN GOLDFIELDS LTD.

WARRANT AND OPTION EXCHANGE AND
STOCK ISSUANCE AGREEMENT

THIS AGREEMENT is made as of this 24th day of June, 2013 by and between Pan American Goldfields Ltd., (the “Company”) a Delaware corporation, and the undersigned (the “Holder”).

WHEREAS, Holder is a holder of warrants and/or options to purchase shares of the Company’s Common Stock as set forth on Schedule A of this Agreement (the “Convertible Securities”).

WHEREAS, Holder is no longer an officer or director of the Company effective as of the date hereof;

WHEREAS, the Holder and the Company desire to consummate an exchange of the Convertible Securities for shares of Company Stock pursuant to the terms hereof;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto hereby agree as follows:

1.                                      Exchange.  Simultaneously herewith, Holder shall exchange his Convertible Securities for that number of shares of Common Stock equal to thirty-five percent (35%) of the number of shares of Common Stock that such Convertible Securities are otherwise exercisable into, as set forth on Schedule A attached here (the “Shares”).

2.                                      No Further Right in Convertible Securities. The Holder hereby confirms that upon the consummation of the exchange set forth in Section 1, the Holder shall have no further right, title or interest in the Convertible Securities, or in any securities to be issued pursuant to the exercise of such Convertible Securities, other than the Shares.  The Holder acknowledges that he has no further rights to any compensation of any kind from the Company, except for compensation due to Mr. Neil Maedel pursuant to that certain Consulting Agreement dated of even date herewith.  The Holder further acknowledges that he has no claims or rights to purchase or acquire from the Company any Convertible Security or other security that provides the Holder with the right to acquire Common Stock.

3.                                      Issuance of the Shares. Simultaneously herewith, the Company shall deliver to the Holder appropriate evidence of ownership of the Shares, registered in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership to the person or persons entitled to receive the same.

4.                                      Release.  The Holder hereby waives and releases any claims that the Holder might have against the Company and its affiliates, and all of their respective officers, directors, employees, partners, shareholders and agents, whether under applicable securities laws or otherwise, with respect to the Holder’s exchange of the Convertible Securities.

5.                                      Legend.

(i)                                     The Holder hereby acknowledges that until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares issued upon exercise hereof will bear appropriate legends required by law, including:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THERE HAS BEEN NO REGISTRATION UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS

(ii)                                  At the later of (i) three (3) months from date hereof, (ii) one year from the issuance of the Convertible Securities or (iii) such time and to the extent a legend is no longer required for the Shares, the Company will use its best efforts to, no later than five (5) trading days following the delivery by the Holder to the Company or the Company’s transfer agents of a legended certificate representing such Shares (together with such accompanying documentation or representations as reasonably required by counsel to the Company), deliver or cause to be delivered a certificate representing such Shares that is free from the foregoing legend.

6.                                      Company Representations. The Company represents and warrants that:

(i)                                     All shares of Company Stock required to be delivered hereunder are validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale, other than as set forth herein, and free and clear of all preemptive rights.

(ii)                                  The execution, delivery and performance by the Company of this Agreement are within the corporate powers of the Company and have been duly authorized by all necessary action on the part of the Company.  This Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar law affecting creditors’ rights generally and principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(iii)                               The execution, delivery and performance by the Company of this Agreement does not and will not (i) violate any organizational document of the Company, (ii) to the Company’s knowledge, violate any material applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any material consent or other action by any person, or constitute a default under any material agreement or other instrument binding upon the Company, or (iv) result in the creation or imposition of any lien on any material asset of the Company.

2

7.                                      Holder Representations. The Holder represents and warrants that:

(i)                                     The Holder is the record and beneficial owner of the Convertible Securities, free and clear of any lien and any other limitation or restriction, and upon delivery thereof, the Company shall have valid title to the Convertible Securities free and clear of any lien and any such limitation or restriction.

(ii)                                  Holder has the capacity to enter into this Agreement and perform the transactions contemplated herein. This Agreement constitutes a valid and binding agreement of the Holder, enforceable against the Holder in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar law affecting creditors’ rights generally and principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

8.                                      Notice.  Any notice, demand or delivery authorized by this Agreement shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or telecopier number) set forth on the signature page hereto, or such other address (or email or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery.  Each such notice, demand or delivery shall be effective (i) if given by electronic mail or telecopy, when such electronic mail, telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

9.                                      THIS AGREEMENT AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

10.                               Amendment. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective.  No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

11.                               Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

[Remainder of Page Left Intentionally Blank]

3

IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

Company:

PAN AMERICAN GOLDFIELDS LTD.

Signed:

Printed name:

Title:

Address:

Holder:

By:

Printed name:

Title:

Address:

SCHEDULE A